                                                                      Exhibit 21

NAME OF CURRENT SUBSIDIARY                                                      JURISDICTION IN WHICH ORGANIZED
1     A-D Holdings Argentina S.A.                                                                    Argentina
2     A.V. Chemie AG                                                                               Switzerland
3     ADC Philippines, Inc.                                                                        Philippines
4     AEAC, Inc.                                                                                      Delaware
5     Avery (China) Company Limited                                                                      China
6     Avery Automotive Limited                                                                  United Kingdom
7     Avery Corp.                                                                                     Delaware
8     Avery de Mexico S.A. De C.V.                                                                      Mexico
9     Avery Dennison (Fiji) Limited                                                                       Fiji
10    Avery Dennison (Hong Kong) Limited                                                             Hong Kong
11    Avery Dennison (India) Private Limited                                                             India
12    Avery Dennison (Ireland) Limited                                                                 Ireland
13    Avery Dennison (Malaysia) Sdn. Bhd.                                                             Malaysia
14    Avery Dennison (Retail) Limited                                                                Australia
15    Avery Dennison (Thailand) Ltd.                                                                  Thailand
16    Avery Dennison Argentina S.A.                                                                  Argentina
17    Avery Dennison Australia Group Holdings Pty Limited                                            Australia
18    Avery Dennison Australia Limited                                                               Australia
19    Avery Dennison Belgie N.V.                                                                       Belgium
20    Avery Dennison C.A.                                                                            Venezuela
21    Avery Dennison Canada Inc.                                                                        Canada
22    Avery Dennison Chile S.A.                                                                          Chile
23    Avery Dennison Colombia S.A.                                                                    Colombia
24    Avery Dennison Converted Products de Mexico, S.A. de C.V.                                         Mexico
25    Avery Dennison Coordination Center N.V.                                                          Belgium
26    Avery Dennison Corporation                                                                      Delaware
27    Avery Dennison Danmark A/S                                                                       Denmark
28    Avery Dennison Deutschland GmbH                                                                  Germany
29    Avery Dennison do Brasil Ltda.                                                                    Brazil
30    Avery Dennison Dover S.A.                                                                      Argentina
31    Avery Dennison Etiket Ticaret Limited Sirketi                                                     Turkey
32    Avery Dennison Foreign Sales Corporation                                                        Barbados
33    Avery Dennison France S.A.                                                                        France
34    Avery Dennison Health Management Corporation                                                  California
35    Avery Dennison Holding AG                                                                    Switzerland
36    Avery Dennison Holding GmbH                                                                      Germany
37    Avery Dennison Holdings Limited                                                                Australia
38    Avery Dennison Hong Kong B.V.                                                                  Hong Kong
39    Avery Dennison Hungary Limited                                                                   Hungary
40    Avery Dennison Iberica, S.A.                                                                       Spain
41    Avery Dennison Italia S.p.a.                                                                       Italy
42    Avery Dennison Korea Limited                                                                       Korea
43    Avery Dennison Luxembourg S.A.                                                                Luxembourg
44    Avery Dennison Materials France S.a.r.l.                                                          France
45    Avery Dennison Materials GmbH                                                                    Germany
46    Avery Dennison Materials Ireland Limited                                                         Ireland
47    Avery Dennison Materials Nederland B.V.                                                      Netherlands
48    Avery Dennison Materials Pty Limited                                                           Australia

NAME OF CURRENT SUBSIDIARY                                                      JURISDICTION IN WHICH ORGANIZED
49    Avery Dennison Materials U.K. Limited                                                     United Kingdom
50    Avery Dennison Mexico S.A. de C.V.                                                                Mexico
51    Avery Dennison Norge A/S                                                                          Norway
52    Avery Dennison Office Products (Pty.) Ltd.                                                  South Africa
53    Avery Dennison Office Products Company                                                            Nevada
54    Avery Dennison Office Products Italia S.r.l.                                                       Italy
55    Avery Dennison Office Products Pty Limited                                                     Australia
56    Avery Dennison Office Products U.K. Limited                                               United Kingdom
57    Avery Dennison Osterreich Gmbh                                                                   Austria
58    Avery Dennison Overseas Corporation                                                        Massachusetts
59    Avery Dennison Polska Sp. z o.o.                                                                 Poland
60    Avery Dennison Printer Labels A/S                                                                Denmark
61    Avery Dennison Scandinavia A/S                                                                   Denmark
62    Avery Dennison Schweiz AG                                                                    Switzerland
63    Avery Dennison Security Printing Europe A/S                                                      Denmark
64    Avery Dennison Singapore (Pte) Ltd                                                             Singapore
65    Avery Dennison South Africa (Proprietary) Limited                                           South Africa
66    Avery Dennison Suomi OY                                                                          Finland
67    Avery Dennison Sverige AG                                                                         Sweden
68    Avery Dennison Systemes d'Etiquetage France S.A.S.                                                France
69    Avery Dennison U.K. Limited                                                               United Kingdom
70    Avery Dennison Zweckform Office Products Europe GmbH                                             Germany
71    Avery Dennison, S.A. de C.V.                                                                      Mexico
72    Avery Etiketsystemer A/S                                                                         Denmark
73    Avery Etiketten B.V.                                                                         Netherlands
74    Avery Etikettsystem Svenska AB                                                                    Sweden
75    Avery Foreign Sales Corporation B.V.                                                         Netherlands
76    Avery Graphic Systems, Inc.                                                                     Delaware
77    Avery Guidex Limited                                                                      United Kingdom
78    Avery Holding B.V.                                                                           Netherlands
79    Avery Holding Limited                                                                     United Kingdom
80    Avery Holding S.A.                                                                                France
81    Avery Label (Northern Ireland) Limited                                                    United Kingdom
82    Avery Maschinen GmbH                                                                             Germany
83    Avery Pacific Corporation                                                                     California
84    Avery Properties Pty. Limited                                                                  Australia
85    Avery Research Center, Inc.                                                                   California
86    Avery, Inc.                                                                                   California
87    Cardinal Insurance Limited                                                                       Bermuda
88    Delhi International Sales Corporation                                                           Barbados
89    Dennison do Brasil Industria e Comercio Ltda.                                                     Brazil
90    Dennison International Company                                                             Massachusetts
91    Dennison International Holding B.V.                                                          Netherlands
92    Dennison Ireland Limited                                                                         Ireland
93    Dennison Manufacturing (Trading) Ltd.                                                     United Kingdom
94    Dennison Manufacturing Company                                                                    Nevada
95    Dennison Monarch Systems, Inc.                                                                  Delaware
96    Dennison Office Products Limited                                                                 Ireland
97    DMC Development Corporation                                                                       Nevada

NAME OF CURRENT SUBSIDIARY                                                      JURISDICTION IN WHICH ORGANIZED
98    Etikettrykkeriet A/S                                                                             Denmark
100   Fasson Canada Inc.                                                                                Canada
101   Fasson Portugal Produtos Auto-Adesivos Lda.                                                     Portugal
102   LAC Retail Systems Limited                                                                United Kingdom
103   Monarch Industries, Inc.                                                                      New Jersey
104   Plastimpres S.A.                                                                               Argentina
105   PT Avery Dennison Indonesia                                                                    Indonesia
106   Retail Products Limited                                                                          Ireland
107   Security Printing Division, Inc.                                                                Delaware
108   Societe Civile Immobiliere Sarrail                                                                France
109   Spartan International, Inc.                                                                     Michigan
110   Spartan Plastics Canada, Ltd                                                                      Canada
112   Tiadeco Participacoes, Ltda.                                                                      Brazil
113   Zweckform Austria GmbH                                                                           Austria
114   Zweckform France S.a.r.l.                                                                         France
115   Zweckform U.K. Ltd.                                                                        United Kingdom

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